UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2020

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California		91761

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883
Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On August 31, 2020, Focus Universal Inc., a Nevada corporation (the “Company”), executed a binding letter of intent (the “Letter of Intent”) with Communication Wiring Specialists, Inc., a California S-Corporation (“CWS”) whereby the Company will purchase one hundred percent (100%) of the issued and outstanding common stock of CWS for five million dollars ($5,000,000). The transaction is anticipated to close on or before October 31, 2020 (the “Closing”) whereby CWS will be capitalized with one million dollars ($1,000,000) after the Closing. Eric Templin (“Mr. Templin”), who is currently the CEO of CWS, will be provided with a two-year employment agreement whereby Mr. Templin will be appointed as the Executive Manager of CWS subsequent to the Closing (the “Employment Agreement”). The Employment Agreement will have a negotiated compensation package with a $150,000 base annual salary plus bonus incentives and commissions, including grants of options to purchase equity that will be time vested.

The purchase price is structured as follows: (1) Four Million Six Hundred Fifty Thousand Dollar ($4,650,000) cash payment to the CWS securityholders; (2) $100,000 to be held in an escrow account (the “Escrow”); and (3) $250,000 payable in the form of an earn-out payment (“Earnout”) to the current CWS CEO, Eric Templin, up to $250,000 over a one or two-year period depending on the performance of CWS after the Closing. The Letter of Intent may be terminated by mutual written consent by the Company and CWS, or on November 30, 2020 if the Closing has not occurred. In the event the Closing does not occur after the audit is complete, CWS will pay the Company a $50,000 termination fee.

“This acquisition will help us expand our integration reach by providing a direct channel of distribution for our proprietary technology into commercial automation and commercial security markets” said Dr. Desheng Wang, the CEO of the Company. “CWS has a great history of success in the San Diego area and we are excited to expand our reach in the Southern California market.”

Item 9.01 Exhibits

(d) Exhibits

10.1. Binding Letter of Intent by and among Focus Universal Inc. and Communication Wiring Specialists, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOCUS UNIVERSAL INC.

Date: September 1, 2020	By:	/s/ Desheng Wang
Name: Desheng Wang Title: Chief Executive Officer

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